U.S. Global Sea to Sky Cargo ETF
Schedule of Investments
March 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 98.6%
	Australia — 3.1%
17,777	Brambles, Ltd.	$187,087
	Canada — 4.3%
4,386	Teekay Tankers, Ltd. - Class A	256,186
	China — 12.2%
255,285	COSCO SHIPPING Energy Transportation Company, Ltd. - H-Shares	264,519
272,934	COSCO SHIPPING Holdings Company, Ltd. - H-Shares	286,991
8,815	ZTO Express Cayman, Inc. - ADR (a)	184,586
		736,096
	Denmark — 9.7%
88	AP Moller - Maersk AS - Class B	114,476
6,846	D/S Norden AS	278,638
1,152	DSV AS	186,950
		580,064
	Germany — 2.8%
3,935	Deutsche Post AG	169,451
	Hong Kong — 9.5%
19,394	Orient Overseas International, Ltd.	231,680
185,308	SITC International Holdings Company, Ltd.	338,564
		570,244
	Japan — 15.5%
18,618	Kawasaki Kisen Kaisha, Ltd.	249,974
5,779	Mitsubishi Logistics Corporation	186,678
7,099	Mitsui OSK Lines, Ltd.	216,281
3,483	Nippon Express Holdings, Inc.	177,371
3,802	Nippon Yusen KK	104,230
		934,534
	Monaco — 2.1%
1,764	Scorpio Tankers, Inc. (a)	126,214
	Norway — 5.5%
186,266	MPC Container Ships ASA	215,236
8,691	SFL Corporation, Ltd.	114,547
		329,783
	Singapore — 8.1%
23,192	BW LPG, Ltd. (b)	258,484
33,142	Hafnia, Ltd.	227,887
		486,371
	Switzerland — 4.9%
1,064	Kuehne + Nagel International AG	296,129
	United Kingdom — 4.1%
7,106	TORM plc - Class A (a)	248,355
	United States — 16.8%
1,484	Expeditors International of Washington, Inc.	180,410
716	FedEx Corporation	207,454
3,649	GXO Logistics, Inc. (a)(c)	196,170
2,225	International Seaways, Inc. (a)	118,370
1,131	Matson, Inc.	127,124
1,195	United Parcel Service, Inc. - Class B	177,613
		1,007,141
	TOTAL COMMON STOCKS (Cost $5,921,715)	5,927,655

Units	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 8.0%
483,356	Mount Vernon Liquid Assets Portfolio, LLC - 5.52% (d)(e)	483,356
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $483,356)	483,356

Shares	SHORT-TERM INVESTMENTS — 0.8%
46,656	First American Government Obligations Fund - Class X, 5.23% (d)	46,656
	TOTAL SHORT-TERM INVESTMENTS (Cost $46,656)	46,656

	TOTAL INVESTMENTS (Cost $6,451,727) — 107.4%	6,457,667
	Liabilities in Excess of Other Assets — (7.4)%	(445,985)
	NET ASSETS — 100.0%	$6,011,682

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.

(a) All or a portion of this security is out on loan as of March 31, 2024. The total value of securities on loan is $476,029 or 7.9% of net assets.
(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. At March 31, 2024, the value of this security amounted to $258,484 or 4.3% of net assets.
(c) Non-income producing security.
(d) Rate shown is the annualized seven-day yield as of March 31, 2024.
(e) Privately offered liquidity fund.

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

U.S. Global Sea to Sky Cargo ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$5,927,655	$–	$–	$5,927,655
Investments Purchased with Proceeds From Securities Lending	–	483,356	–	483,356
Short-Term Investments	46,656	–	–	46,656
Total Investments in Securities	$5,974,311	$483,356	$–	$6,457,667

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended March 31, 2024, the Fund did not recognize any transfers to or from Level 3.